Pension and Other Postretirement Benefit Plans - Schedule of Defined Benefit Plans with Accumulated Benefit Obligation in Excess of Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Defined Benefit Plan, Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets [Abstract]
Projected benefit obligations	$ 231.2	$ 90.9
Accumulated benefit obligations	214.4	90.9
Plan assets	$ 179.3	$ 67.2